Exhibit 99.2

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Second Amendment”) is made effective as of December 29, 2015, by and between A-C DEVELOPMENT CLUB, LLC, a South Carolina limited liability company, A-C FINANCING, LLC, a South Carolina limited liability company, LITCHFIELD SHOPS FINANCING, LLC, a South Carolina limited liability company, LADSON CROSSING FINANCING, LLC, a South Carolina limited liability company, DEVINE CENTER FINANCING, LLC, a South Carolina limited liability company, and SHOPPES AT MYRTLE PARK, LLC, a South Carolina limited liability company, (collectively referred to herein as “Seller”) and WHLR-ACD ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS:

WHEREAS, Seller and Purchaser previously entered into that certain Purchase and Sale Agreement, dated November 30, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated December 7, 2015 (as amended, the “Contract”) for the sale of the Property as defined in the Contract, located in South Carolina and Georgia;

WHEREAS, Purchaser and Seller desire to amend the Contract as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the receipt of which is hereby acknowledged, Purchaser and Seller hereby undertake and agree as follows:

1. Defined Terms. Terms defined in the Contract shall have the same meanings in this Second Amendment unless specifically codified herein.

2. Inspection Period. The first sentence of Section 3 (A) of the Contract is deleted in its entirety and the following is substituted in its place:

“A. At all times during the period commencing on the Effective Date and terminating on January 8, 2016, at 12:01 PM E. S. T., (the “Review Period”), Purchaser, its agents, employees, representatives and contractors, at Purchaser’s sole cost and expense, shall have the rights:”

3. Closing. Section 9 (A) of the Contract is deleted in its entirety and the following is substituted in its place:

“9. A. Unless this Contract is terminated by Purchaser or Seller as herein provided, the closing hereunder (the “Closing”) shall be conducted in escrow by the Escrow Agent on or before February 8, 2016 (the “Closing Date”).”

4. Execution by Facsimile/Counterparts. Execution of this instrument may be evidenced by facsimile signature which shall be deemed an original for all purposes. To facilitate execution, this Second Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

5. Contract Remains in Effect. Subject to the specific amendments and agreements set forth in this Second Amendment, the Contract shall remain in full force and effect without modification.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Second Amendment to be signed as of the date first above written.

SELLER:

A-C DEVELOPMENT CLUB, LLC

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

A-C FINANCING, LLC

By: A-C Manager, its Manager

By:	/s/ William A. Edenfield, Jr.
Name:	William A. Edenfield, Jr.
Title:	Senior Vice President

LITCHFIELD SHOPS FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

	By:	/s/ David R. Schools
	Name:	David R. Schools
	Title:	President

LADSON CROSSING FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

DEVINE CENTER FINANCING, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

SHOPPES AT MYRTLE PARK, LLC

By: A-C Development Club, LLC, its Member

By: Greenbax Enterprises, Inc., its Managing Member

By:	/s/ David R. Schools
Name:	David R. Schools
Title:	President

PURCHASER:
WHLR-ACD Acquisition Company, LLC, a Delaware limited liability company

By:	/s/ Jon. S. Wheeler
Jon S. Wheeler
Its Manager